UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2018

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 26, 2018, CenterPoint Energy Houston Electric, LLC (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), among the Company and the several Underwriters named in Schedule I to the Underwriting Agreement, relating to the underwritten public offering of $400,000,000 aggregate principal amount of the Company’s 3.95% General Mortgage Bonds, Series AB, due 2048 (the “Bonds”). The offering is being made pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-215833-01), which became effective upon filing with the Securities and Exchange Commission.

The Bonds are being issued pursuant to a General Mortgage Indenture, dated as of October 10, 2002, as supplemented and amended, between the Company and The Bank of New York Mellon Trust Company, National Association (successor in trust to JPMorgan Chase Bank), as trustee (the “Trustee”), as supplemented by the Twenty-Seventh Supplemental Indenture thereto, to be dated as of February 28, 2018, between the Company and the Trustee. The form, terms and provisions of the Bonds are further described in the officer’s certificate of the Company to be dated February 28, 2018 (the “Officer’s Certificate”) and the prospectus supplement of the Company dated February 26, 2018, together with the related prospectus dated January 31, 2017, as filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act of 1933, as amended, on February 27, 2018, which description is incorporated herein by reference.

A copy of the Underwriting Agreement, the General Mortgage Indenture, the form of the Twenty-Seventh Supplemental Indenture and the form of Officer’s Certificate have been filed as Exhibits 1.1, 4.1, 4.4 and 4.5, respectively, to this report and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

The exhibits listed below are filed herewith.

Agreements and forms of agreements included as exhibits are included only to provide information to investors regarding their terms. Agreements and forms of agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and no such agreement or form of agreement should be relied upon as constituting or providing any factual disclosures about the Company, any other persons, any state of affairs or other matters.

(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

1.1	Underwriting Agreement, dated as of February 26, 2018, among the Company and the several Underwriters named in Schedule I thereto relating to the Company’s 3.95% General Mortgage Bonds, Series AB, due 2048.

4.1	General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee (incorporated by reference to Exhibit 4(j)(1) to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002).

4.2	Ninth Supplemental Indenture, dated as of November 12, 2002, to the General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee (incorporated by reference to Exhibit 4(e)(10) to the Annual Report on Form 10-K of CenterPoint Energy, Inc. filed on March 10, 2003).

4.3	Twentieth Supplemental Indenture, dated as of December 9, 2008, to the General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Company filed on January 9, 2009).

4.4	Form of the Twenty-Seventh Supplemental Indenture, to be dated as of February 28, 2018, to the General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee.

4.5	Form of Officer’s Certificate, to be dated as of February 28, 2018, setting forth the form, terms and provisions of the Bonds.

4.6	Form of Bond (included in Exhibit 4.5 hereto).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: February 27, 2018	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer